Windstream to acquire PAETEC
Transaction is another significant step in company’s transformation

•	Combination creates a formidable national telecommunications provider with more than $6 billion in total revenue
•	Accelerates revenue and free cash flow growth profile with approximately 70 percent of revenues from business and broadband services
•	Creates nationwide network with approximately 100,000 fiber route miles
•	Enhances capabilities in key strategic growth areas including metro fiber, Ethernet, data centers and managed services
•	Expected to provide approximately $100 million in annual pre-tax operating cost synergies and tax benefits with a net present value of approximately $250 million
•	Expected to be accretive on a free cash flow per share basis, excluding merger and integration costs, in the first year following closing
•	Slightly de-leveraging after synergies

Release date: Aug. 1, 2011

LITTLE ROCK, Ark. – Windstream Corp. (Nasdaq: WIN) has entered into a definitive agreement to acquire PAETEC Holding Corp. (Nasdaq: PAET), based in Fairport, N.Y., in a transaction valued at approximately $2.3 billion.

“This transaction significantly advances our strategy to drive top-line revenue growth by expanding our focus on business and broadband services,” said Jeff Gardner, president and CEO of Windstream. “The combined company will have a nationwide network with a deep fiber footprint to offer enhanced capabilities in strategic growth areas, including IP-based services, data centers, cloud computing and managed services. Financially, we improve our growth profile and lower the payout ratio on our strong dividend, offering investors a unique combination of growth and yield.”

“Both PAETEC and Windstream are built on a customer and employee-focused culture. Together, with far denser network assets, an expansive fiber infrastructure, and larger data center footprint, I believe our brightest days are ahead,” said Arunas A. Chesonis, chairman and CEO, of PAETEC.  “Our combination now creates a new Fortune 500 company with the financial strength and scale to compete and win against any other provider in the industry. I'm confident that this transaction will deliver substantial long-term value for our customers, employees, and shareholders.”

PAETEC shareholders will receive 0.460 shares of Windstream common stock for each PAETEC share owned under the terms of the agreement which was approved by the boards of directors of both companies. Windstream expects to issue approximately 73 million shares of stock valued at approximately $891 million, based on the company’s closing stock price on July 29, 2011.

Windstream also will assume or refinance PAETEC’s net debt of approximately $1.4 billion at the time of closing.  PAETEC stockholders are expected to own approximately 13 percent of the combined company upon closing of the transaction.

Significant Synergies and Tax Attributes Drive Free Cash Flow Accretion

The transaction is expected to be accretive to free cash flow per share, excluding merger and integration costs, in the first year following the closing. The transaction is expected to generate annual pre-tax operating cost synergies of approximately $100 million and capital expenditure savings of approximately $10 million, which are expected to be fully realized by the third year after closing.  Windstream expects to incur merger and integration costs of approximately $50 million in operating expense in the first year following the closing and approximately $55 million in capital expenditures over the first three years following closing.

The transaction will allow annual PAETEC net operating loss utilization of approximately $130 million in each of the first 5 years. The tax benefits will have an estimated net present value of approximately $250 million.

Enhanced Scale and Improved Business Mix

The combined company would have had $6.1 billion in total revenue and about $2.4 billion in adjusted operating income before depreciation and amortization, which excludes non-cash pension expense, restructuring charges and stock-based compensation expense, on a pro forma basis for the last 12 months ended March 31, 2011. Business and broadband revenues would have comprised approximately 70 percent of total revenue.

The new company will serve business customers in 46 states and the District of Columbia and maintain approximately 100,000 fiber route miles across the country. Windstream will offer data center services across the United States and have improved capability to serve multi-location business customers.

Strong Balance Sheet and Liquidity

Windstream will continue to have a strong balance sheet and liquidity. The transaction will be slightly deleveraging, including synergies.

Committed Financing

Windstream has received $1.1 billion in committed financing in connection with the acquisition, which financing would be required if Windstream refinances the assumed debt.

Dividend Practice

Windstream pays an annual dividend of $1 per share and its board of directors expects to continue the current dividend practice after the transaction closes.

Approvals and Anticipated Closing

The transaction is expected to close within six months, subject to certain conditions, including necessary approvals from federal and state regulators and PAETEC shareholders.

PAETEC Overview

PAETEC is a competitive local exchange carrier and provides  telecommunications services primarily to business customers in 46 states and the District of Columbia. The company operates seven data centers in the U.S. and owns approximately 36,700 route miles of fiber in portions of 39 states and the District of Columbia.

PAETEC has approximately 5,000 employees, including about 875 in the Rochester, N.Y. area. The company was founded in 1998.

Additional Information

Stephens Inc. and J.P. Morgan Securities LLC are acting as financial advisers and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal adviser to Windstream in the transaction.

BofA America Merrill Lynch and Deutsche Bank Securities, Inc. are acting as financial advisers and Hogan Lovells is acting as legal adviser to PAETEC in the transaction.

Conference Call

Windstream will hold a conference call at 8 a.m. CDT today to review the transaction.

To Access the Call

Interested parties can access the call by dialing 1-877-374-3977, conference ID 88434342, ten minutes prior to the start time.

To Access the Call Replay

A replay of the call will be available beginning at 9 a.m. CDT today and ending at midnight CDT on Aug. 8. The replay can be accessed by dialing 1-855-859-2056, conference ID 88434342.

Webcast Information

The conference call also will be streamed live over the company's website at www.windstream.com/investors. A replay of the webcast will be available on the website beginning at 9 a.m. CDT today.

About PAETEC

PAETEC (NASDAQ GS: PAET), a Fortune 1000 company, is personalizing communications and energy solutions in 86 of the top 100 metropolitan areas across the United States. We offer a comprehensive suite of network services (voice, data and fiber solutions), as well as managed services, cloud and data center services, software and technology, and energy services. For more information, visit www.paetec.com.

About Windstream

Windstream Corp. (Nasdaq: WIN), headquartered in Little Rock, Ark., is an S&P 500 communications and technology solutions provider with operations in 29 states and the District of Columbia and about $4 billion in annual revenues. Windstream provides IP-based voice and data services, MPLS networking, data center and managed hosting services and communication systems to businesses and government agencies. The company also delivers broadband, digital phone and high-definition TV services to residential customers primarily located in rural areas and operates a local and long-haul fiber network spanning approximately 60,000 route miles. For more information about Windstream, visit www.windstream.com.

A reconciliation of pro forma results referenced in the news release to the comparable GAAP measures is available on the company’s website at www.windstream.com/investors.

Windstream Cautionary Statement Regarding Forward-Looking Statements

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements regarding the completion of the acquisition and expected benefits of the acquisition, are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: receipt of required approvals of regulatory agencies; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of PAETEC operations into Windstream will be greater than expected; the ability of the combined company to retain and hire key personnel; and those additional factors under the caption “Risk Factors” in Windstream’s Form 10-K for the year ended Dec. 31, 2010, and in subsequent Securities and Exchange Commission filings. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream's actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream's future results included in Windstream’s filings with the Securities and Exchange Commission at www.sec.gov.

PAETEC Cautionary Statement Regarding Forward-Looking Statements

Except for statements that present historical facts, this release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause PAETEC’s actual operating results, financial position, levels of activity or performance to be materially different from those expressed or implied by such forward-looking statements. These risks include those related to the ability of PAETEC to consummate the proposed merger and to realize the anticipated benefits of the merger. Some of the other risks, uncertainties and factors are discussed under the caption “Risk Factors” in PAETEC’s Annual Report on Form 10-K for the year ended December 31, 2010 and in PAETEC’s subsequently filed SEC reports. They include, but are not limited to, the following risks, uncertainties and other factors: general economic conditions and trends; the continued availability of necessary network elements at acceptable cost from competitors; changes in regulation and the regulatory environment; industry consolidation; PAETEC’s ability to manage its business effectively; competition in the markets in which PAETEC operates; failure to adapt product and service offerings to changes in customer preferences and in technology; PAETEC’s ability to integrate the operations of acquired businesses; any significant impairment of PAETEC’s goodwill; PAETEC’s significant level of debt and interest payment obligations and compliance with covenants under PAETEC’s debt agreements; PAETEC’s ability to attract and retain qualified personnel and sales agents; PAETEC’s failure to obtain and maintain network permits and rights-of-way; PAETEC’s involvement in disputes and legal proceedings; PAETEC’s ability to maintain and enhance its back office systems; and effects of network failures, system breaches, natural catastrophes and other service interruptions. PAETEC disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of July 31, 2011, among PAETEC Holding Corp. ("PAETEC"), Windstream Corporation ("Windstream") and Peach Merger Sub, Inc., a wholly-owned subsidiary of Windstream.

Windstream will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 in connection with the transaction that will include the proxy statement of PAETEC, which also will constitute a prospectus of Windstream.  PAETEC will send to its stockholders the proxy statement/prospectus regarding the proposed merger transaction.  PAETEC and Windstream urge investors and security holders to read the proxy statement/prospectus and other documents relating to the merger transaction when they become available, because they will contain important information about PAETEC, Windstream and the proposed transaction.  Investors and security holders may obtain a free copy of the Form S-4 and the proxy statement/prospectus and other documents relating to the merger transaction (when available) from the SEC’s website at www.sec.gov, PAETEC’s website at www.paetec.com and Windstream’s website at www.windstream.com.  In addition, copies of the proxy statement/prospectus and such other documents may be obtained free of charge (when available) from Windstream, upon written request to Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922, or from PAETEC, by directing a request to PAETEC Holding Corp., One PAETEC Plaza, Fairport, New York 14450, Attn: Investor Relations, telephone: (585) 340 2500.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Certain Information Regarding Participants

PAETEC and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from PAETEC’s stockholders with respect to the proposed merger transaction.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in PAETEC’s Annual Report on Form 10-K/A for the year ended December 31, 2010, which was filed with the SEC on April 12, 2011, and its definitive proxy statement for the 2011 annual meeting of stockholders, which was filed with the SEC on April 20, 2011.  Additional information regarding the interests of such individuals in the proposed merger transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov, PAETEC’s website at www.paetec.com and Windstream’s website at www.windstream.com.

-end-

Windstream Media Contact:	PAETEC Media Contact:
David Avery, 501-748-5876	Chris Muller, 585-340-8218
david.avery@windstream.com	chris.muller@paetec.com

Windstream Investor Contact:	PAETEC Investor Contact:
Mary Michaels, 501-748-7578	Pete Connoy, 585-340-2649
mary.michaels@windstream.com	peter.connoy@paetec.com